UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2019

ZOSANO PHARMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

34790 Ardentech Court

Fremont, CA 94555

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 745-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, 0.0001 par value	ZSAN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On May 28, 2019, Zosano Pharma Corporation, a Delaware corporation (the “Company”), dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm. The dismissal of Marcum was approved by the audit committee of the board of directors of the Company (the “Audit Committee”).

The audit reports of Marcum on the Company’s financial statements for the years ended December 31, 2018 and 2017, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that both of the reports included an explanatory paragraph with respect to the Company’s ability to continue as a going concern. The financial statements did not include any adjustments that might have resulted from the outcome of this uncertainty. During the Company’s two most recent fiscal years ended December 31, 2018 and 2017, and any subsequent interim period through the date of Marcum’s dismissal, there were no: (1) disagreements with Marcum on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreement in connection with their reports on the Company’s financial statements, or (2) there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission (“SEC”), during the Company’s years ended December 31, 2018 and 2017 or in any subsequent interim period through the date of Marcum’s dismissal.

The Company provided Marcum with a copy of the disclosures in this report prior to filing with the SEC and requested that Marcum furnish to the Company a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter, dated May 31, 2019, is filed as Exhibit 16.1 to this Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm

On May 28, 2019, the Audit Committee appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2019.

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017, in the interim period ended March 31, 2019, and in the subsequent interim period through May 28, 2019, neither the Company nor anyone acting on its behalf consulted with Deloitte regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2019, the compensation committee of the board of directors of the Company approved bonus payments to each of the Company’s named executive officers in respect of fiscal 2018. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Annual Report on Form 10-K for fiscal year 2018, filed with the SEC on March 25, 2019 (the “Annual Report”), because the amount of the bonuses had not been determined at the time of filing the Annual Report. In accordance with Item 5.02(f), the table below updates the Bonus and Total columns in the fiscal 2018 summary compensation table for the named executive officers previously set forth in the Annual Report. No other amounts have changed.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Fair Value of Option Awards ($)(3)	All Other Compensation ($)		Total ($)
John P. Walker	2018	446,962	250,000	—	1,274,020	—		1,970,982
President and Chief Executive Officer (4)	2017	141,923	117,000	82,200	220,710	76,290	(5)	638,123
Donald Kellerman	2018	340,050	137,200	—	317,730	—		794,980
Vice President, Clinical Development and Medical Affairs	2017	331,200	95,491	—	—	—		426,691
Hayley Lewis	2018	330,000	134,000	—	317,730	—		781,730
Senior Vice President, Operations	2017	304,987	96,302	—	—	—		401,289

(1)

The amounts reported in this column for 2018 represent cash bonuses awarded in respect of 2018. The 2018 bonus amounts were determined pursuant to applicable employment agreements and based on achievement of individual and company performance goals and other factors deemed relevant by the Company’s compensation committee and board of directors, as described more fully below under “Narrative Disclosure to Summary Compensation Table.”

(2)

Represents the aggregate grant date fair value of restricted stock awards granted during the applicable year, as determined in accordance with FASB ASC 718. (See Note 10. Stock-Based Compensation, included in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2018, for a description of the assumptions used in calculating the grant date fair value.)

(3)

Represents the aggregate grant date fair value of option awards granted during the applicable year, as determined in accordance with FASB ASC 718. (See Note 10. Stock-Based Compensation, included in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2018, for a description of the assumptions used in calculating the grant date fair value.)

(4)

Mr. Walker served as Interim Chief Executive Officer from May 9, 2017 until August 9, 2017. On August 9, 2017, he became an employee of the Company, in the role of President and Chief Executive Officer.

(5)	Represents $36,290 in fees paid to Mr. Walker in cash for his services as a non-employee director from January 1, 2017 through May 8, 2017, and $40,000 in consulting fees.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter to the U.S. Securities and Exchange Commission, dated May 31, 2019, from Marcum LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2019	ZOSANO PHARMA CORPORATION

	By:	/s/ Greg Kitchener
Greg Kitchener
Chief Financial Officer